Exhibit 99.1

News Release

Contact:
Brad Cohen
Public Relations
Quantum Corp.
+1 (408) 944-4044
brad.cohen@quantum.com

Brinlea Johnson or Allise Furlani
Investor Relations
The Blueshirt Group
+1 (212) 331-8424 or +1 (212) 331-8433
brinlea@blueshirtgroup.com or allise@blueshirtgroup.com

For Release: May 10, 2016 1:15 p.m. PDT

Quantum Corporation Reports Fiscal Fourth Quarter and Full Year 2016 Results

Fiscal 2016 Scale-out Storage Revenue Grows 23% Over Prior Year to Record $126.5 Million

SAN JOSE, Calif. - May 10, 2016 - Quantum Corp. (NYSE: QTM) today reported results for the fiscal fourth quarter (FQ4) and full year 2016 (FY16) ended March 31, 2016.

Total revenue was $120.0 million for FQ4 and $476.0 million for the year. These results were down from the comparable prior year periods, reflecting weakness in the enterprise storage market that has also impacted many other companies in the industry.

Despite the challenging environment, Quantum generated $33.1 million in scale-out storage and related service revenue in FQ4. This was a 4 percent increase over the same quarter the year before — representing the 19th consecutive quarter of year-over-year growth — and was driven by a 44 percent increase in Americas product sales. For FY16, Quantum had $126.5 million in total scale-out storage and related service revenue. This was a 23 percent increase over fiscal 2015, and when deals over $1 million (“mega deals”) are excluded, total revenue in this category increased 34 percent for the full year.

Quantum also reported the following revenue totals for FQ4 and FY16, respectively:

•	Disk backup systems and related service: $18.1 million and $73.2 million.

•	Branded tape automation and related service: $34.6 million and $146.3 million.

•	OEM tape automation and related service: $10.1 million and $43.0 million.

•	Devices and media: $13.1 million and $45.8 million.

•	Royalty: $11.0 million and $41.2 million.

With a non-cash goodwill impairment charge of $55.6 million included, the company had a GAAP operating loss of $50.2 million in FQ4 and a GAAP net loss of $52.4 million, or $0.20 per diluted share. On a non-GAAP basis, Quantum generated operating income of $8.7 million for FQ4, resulting in the highest non-GAAP operating margin in five quarters and reflecting the cost structure reductions the company made in the second half of FY16. Non-GAAP net income for FQ4 was $6.5 million, or $0.02 per diluted share.

For the full year, Quantum had a GAAP net loss of $74.7 million, or $0.28 per diluted share, again including the fourth quarter goodwill impairment charge of $55.6 million. On a non-GAAP basis, the company had a net loss of $2.6 million, or $0.01 per diluted share, for FY16. The positive impact of Quantum’s cost structure reductions in the second half of the year are clear from a comparison of bottom line results for that period with the first half of the year — a $24.9 million improvement on a GAAP basis when the goodwill impairment charge is excluded and a $26.3 million non-GAAP improvement.

“In fiscal 2016 we made progress in key areas despite the weakness in the enterprise storage market making this a difficult year for the storage industry, overall,” said Jon Gacek, president and CEO of Quantum. “We grew scale-out storage 23 percent, expanded our reach in high-growth vertical markets and use cases, introduced a range of new, award-winning solutions, reduced our cost structure and improved our balance sheet. All of this provides a strong foundation for fiscal 2017 that makes us confident we will be able to achieve total revenue growth and higher profitability this year.

“We are excited about the opportunity to expand our scale-out storage leadership in media and entertainment while building on our momentum in video surveillance and unstructured data archives for technical workflows. Our ability to provide high-performance, low-cost capacity and easy access in a single, integrated tiered storage solution encompassing flash, spinning disk, object storage, tape and the cloud will be an increasingly key differentiator for customers.

“Finally, our new CFO, Fuad Ahmad, will focus on further balance sheet optimization to enhance free cash flow and on opportunities to further strengthen our capital structure.”

Fiscal 2017 Outlook
Noting that the fiscal first quarter is typically its weakest, Quantum provided the following guidance for the first quarter:

•	Total revenue of $111 million to $115 million.

•	GAAP and non-GAAP gross margin of 43-44 percent.

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•	GAAP and non-GAAP operating expenses of $54 million to $55 million and $52 million to $53 million, respectively.

•	Interest expense of $1.5 million and taxes of $400,000.

•	GAAP and non-GAAP loss per share of $0.02 to $0.03 and $0.01 to $0.02, respectively.

For the full fiscal 2017 year, the company expects:

•	Total revenue of at least $500 million, with scale-out storage and related service revenue driving the year-over-year growth and rising to 35-40 percent of total revenue.

•	A decline in overall data protection revenue, with modest growth in disk backup and related service revenue offset by declines in branded and OEM tape backup revenue.

•	Royalty revenue of approximately $35 million.

•	GAAP and non-GAAP gross margin of 43-44 percent.

•	GAAP and non-GAAP operating expense of $207 million and $200 million, respectively.

•	Interest expense of $6.1 million and taxes of $1.6 million.

•	GAAP and non-GAAP earnings per share of $0.01 and $0.04, respectively.

“We have a growing opportunity funnel in scale-out storage and multiple deals of significant size that we are actively working,” said Gacek. “As the year progresses, we believe we will close at least some of these deals, but we are not ready to include them in our guidance at this time.”

Fiscal Fourth Quarter 2016 Business Highlights

•
In its first full quarter shipping, Quantum’s new XcellisTM workflow storage system gained strong market traction. The company secured Xcellis deals at a broad range of customers, including a top U.S. broadcast network, a leading chemical manufacturer, an NFL team and a pioneering virtual reality company. Optimized for demanding workflows and powered by Quantum’s StorNext® platform, Xcellis addresses the explosive growth of unstructured data and the opportunity to capitalize on its strategic value by enabling users to share and leverage this data more quickly, easily and cost-effectively.

•
Demonstrating its expanding ecosystem partnerships in video surveillance, the company highlighted joint development initiatives with video management system (VMS) leaders 3VR, Genetec Inc. and Milestone Systems, as well as HauteSpot Networks, a leading provider of solutions for IP video. As members of the Quantum Advantage Program™ for technology partners, these companies have certified interoperability with Quantum offerings, including StorNext 5 data management and Quantum disk products.

•
Quantum announced that Q-Cloud® Protect is now available as a cloud-based appliance running on top of the Amazon Web Services (AWS) Marketplace infrastructure. Q-Cloud Protect™ is a virtual deduplication appliance that works with Quantum DXi® systems to provide a hybrid-cloud backup and disaster recovery (DR) solution. It is designed for companies with single sites looking to protect their business against localized

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disasters, organizations eliminating tape for off-site protection and users seeking a hybrid-cloud approach to backup and DR.

•
Quantum products continued to garner industry awards and honors. Xcellis won the 2016 Storage Visions Award for Visionary Products, Professional-Class System and was named a finalist in the StudioDaily Prime Awards, which “represent the top tier of new technology, creative thinking, and high-end craftsmanship in media and entertainment” (Xcellis won the award in the following quarter). Xcellis also won an innovation award in China and was shortlisted for a product of the year award in Europe. In addition, Quantum’s ArticoTM active archive appliance was a finalist in the Storage magazine/SearchStorage.com’s Product of the Year Awards.

Conference Call and Audio Webcast Notification
Quantum will hold a conference call today, May 10, 2016, at 2:00 p.m. PDT to discuss its fiscal fourth quarter and full year 2016 results. Press and industry analysts are invited to attend in listen-only mode.
Dial-in number: 1-503-343-6063 (U.S. and International); access code: 90829818
Replay number: 1-404-537-3406 (U.S. and International); access code: 90829818
Replay expiration: May 17, 2016
Webcast site: www.quantum.com/investors

About Quantum
Quantum is a leading expert in scale-out storage, archive and data protection, providing solutions for capturing, sharing and preserving digital assets over the entire data lifecycle. From small businesses to major enterprises, more than 100,000 customers have trusted Quantum to address their most demanding data workflow challenges. Quantum’s end-to-end, tiered storage foundation enables customers to maximize the value of their data by making it accessible whenever and wherever needed, retaining it indefinitely and reducing total cost and complexity. See how at www.quantum.com/customerstories.
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Quantum, the Quantum logo, Artico, DXi, Q-Cloud, Q-Cloud Protect, Quantum Advantage Program, StorNext and Xcellis are either registered trademarks or trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

“Safe Harbor” Statement: This press release contains “forward-looking” statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Specifically, but without limitation, statements relating to: i) our confidence that we will be able to achieve total revenue growth and higher profitability this year; ii) our opportunity to expand our scale-out storage leadership in media and entertainment while building on our momentum in video surveillance and unstructured data archives for technical workflows; iii) our ability to provide high-performance, low-cost capacity and easy access in a single, integrated tiered storage solution encompassing flash, spinning disk, object storage, tape and the cloud being an increasingly key differentiator for customers; iv) our focus on further balance sheet optimization to enhance free cash flow and on opportunities to further strengthen our capital structure; v) all of our statements under the heading “Fiscal 2017 Outlook,” including our statement that we have a growing opportunity funnel in scale-out storage and multiple deals of significant size that we are actively working and that we believe we will close at least some of these deals, are forward-looking statements within the meaning of the Safe Harbor. All forward-looking statements in this press release are based on information available to Quantum on the date hereof. These statements involve known and unknown risks, uncertainties and other factors that may cause Quantum’s actual results to differ materially from those implied by the forward-looking statements. More detailed information about these risk factors are set forth in Quantum’s periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in Quantum’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on February 5, 2016 and in Quantum’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 12, 2015. Quantum expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

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Use of Non-GAAP Financial Measures

Quantum believes that the non-GAAP financial measures disclosed above provide useful and supplemental information to investors regarding its quarterly financial performance. Quantum management and Board of Directors use these non-GAAP financial measures internally to understand, manage and evaluate the company’s business results and make operating decisions. For instance, Quantum management often makes decisions regarding staffing, future management priorities and how the company will direct future operating expenses on the basis of non-GAAP financial measures. In addition, compensation of our employees is based in part on the performance of our business based on non-GAAP operating income.

The non-GAAP financial measures used in this press release exclude the impact of the items below for the following reasons:

Amortization of Intangible Assets
This includes acquired intangibles such as purchased technology and customer relationships in connection with prior acquisitions. These expenses are not factored into management’s evaluation of potential acquisitions or Quantum’s performance after completion of the acquisitions because they are not related to Quantum’s core operating performance. In addition, the frequency and amount of such charges can vary significantly based on the size and timing of acquisitions and the maturities of the businesses being acquired. Excluding acquisition-related charges from non-GAAP measures provides investors with a basis to compare Quantum against the performance of other companies without the variability caused by purchase accounting.

Share-Based Compensation Expense
Share-based compensation expense relates primarily to equity awards such as stock options and restricted stock units. Share-based compensation is a non-cash expense that varies in amount from period to period and is dependent on market forces that are often beyond Quantum’s control. Management believes that non-GAAP measures adjusted for share-based compensation provide investors with a basis to measure Quantum’s core performance against the performance of other companies without the variability created by share-based compensation as a result of the variety of equity awards used by other companies and the varying methodologies and assumptions used.

Restructuring Charges
Restructuring charges primarily relate to expenses associated with changes to Quantum’s operating structure. Restructuring charges are excluded from non-GAAP financial measures because they are not considered core operating activities. Although Quantum has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. Management believes that it is appropriate to exclude restructuring charges from Quantum’s non-GAAP financial measures, as it enhances the ability of investors to compare Quantum’s period-over-period operating results from continuing operations.

Outsourcing Transition Costs
Outsourcing transition costs are expenses attributable to transitioning our manufacturing to an outsourced model. These costs are excluded from non-GAAP financial measures because they are not considered core operating activities and management believes that it is appropriate to exclude these costs in order to provide investors the ability to compare Quantum’s period-over-period operating results from continuing operations.

Proxy Contest and Related Costs
Proxy contest and related costs are expenses incurred to respond to activities and inquiries of Starboard Value LP, including their proxy solicitation. The Company has not incurred significant expenses in connection with such matters in historical periods and these costs are not considered core operating activities. Management believes that it is appropriate to exclude these costs in order to provide investors the ability to compare Quantum’s period-over-period operating results from continuing operations.

Crossroads Patent Litigation Costs
Crossroads patent litigation costs are expenses incurred to defend ourselves and perform other activities related to a patent infringement lawsuit filed by Crossroads Systems, Inc. These costs are excluded from non-GAAP financial measures because they are not considered core operating activities, and management believes that it is appropriate to exclude these costs in order to provide investors the ability to compare Quantum’s period-over-period operating results from continuing operations.

Acquisition Expenses
The acquisition expenses were those expenses incurred to acquire Symform, Inc. (“Symform”) and are not part of Quantum’s future core operations.

Symform Expenses, Net
Quantum acquired a cloud storage services platform from Symform in July 2014. Symform revenue comprises revenue generated from the Symform cloud storage services platform. Symform expenses consist of costs related to running, maintaining and further developing the Symform cloud storage services platform as well as the costs of integrating Symform into Quantum’s business. Management believed that it was appropriate to exclude these amounts in fiscal 2015 in order to provide investors with a view of Quantum’s results consistent with how management viewed and ran the business. Beginning fiscal 2016, Symform has been fully integrated into our core operations and therefore, Symform revenue and expenses are no longer excluded from our results.

Goodwill Impairment
The goodwill impairment was recorded in the fourth quarter of fiscal 2016 and resulted in a full write-off of Quantum’s goodwill balance. The impairment is excluded from non-GAAP financial measures because it is not considered a core operating activity and management believes that it is appropriate to exclude the impairment in order to provide investors the ability to compare Quantum’s period-over-period results from continuing operations.

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Loss on Debt Extinguishment
The loss on debt extinguishment relates to specific debt repurchase actions undertaken in fiscal 2015 and 2016. The losses are excluded from non-GAAP financial measures because they are not considered a core operating activity and management believes that it is appropriate to exclude the losses in order to provide investors the ability to compare Quantum’s period-over-period results from continuing operations.

Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material impact on the company’s reported financial results and, therefore, should not be relied upon as the sole financial measures to evaluate the company. The non-GAAP financial measures are meant to supplement, and be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

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QUANTUM CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31, 2016	March 31, 2015*
Assets
Current assets:
Cash and cash equivalents	$33,870	$67,948
Restricted cash	2,788	2,621
Accounts receivable	105,959	124,159
Manufacturing inventories	40,614	50,274
Service parts inventories	21,407	24,640
Other current assets	6,953	11,942
Total current assets	211,591	281,584
Long-term assets:
Property and equipment	12,939	14,653
Intangible assets	451	731
Goodwill	—	55,613
Other long-term assets	4,565	4,577
Total long-term assets	17,955	75,574
	$229,546	$357,158
Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable	$46,136	$54,367
Accrued warranty	3,430	4,219
Deferred revenue, current	88,919	95,899
Accrued restructuring charges, current	1,621	3,855
Long-term debt, current	3,000	—
Convertible subordinated debt, current	—	83,345
Accrued compensation	22,744	35,414
Other accrued liabilities	13,806	20,740
Total current liabilities	179,656	297,839
Long-term liabilities:
Deferred revenue, long-term	35,427	39,532
Accrued restructuring charges, long-term	1,116	991
Long-term debt	62,709	—
Convertible subordinated debt, long-term	69,253	68,793
Other long-term liabilities	8,324	10,441
Total long-term liabilities	176,829	119,757
Stockholders' deficit	(126,939)	(60,438)
	$229,546	$357,158

* Derived from the March 31, 2015 audited Consolidated Financial Statements.

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QUANTUM CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	March 31, 2016	March 31, 2015	March 31, 2016	March 31, 2015
Revenue:
Product	$72,769	$98,003	$286,217	$355,579
Service	36,263	38,826	148,548	155,674
Royalty	10,997	10,969	41,193	41,842
Total revenue	120,029	147,798	475,958	553,095
Cost of revenue:
Product	50,499	67,406	206,859	237,679
Service	14,757	18,228	64,347	70,730
Total cost of revenue	65,256	85,634	271,206	308,409
Gross margin	54,773	62,164	204,752	244,686
Operating expenses:
Research and development	10,862	14,938	48,703	58,618
Sales and marketing	24,875	30,537	108,735	113,954
General and administrative	12,183	14,242	53,793	56,513
Restructuring charges (benefits)	1,466	(10)	4,006	1,666
Goodwill impairment	55,613	—	55,613	—
Total operating expenses	104,999	59,707	270,850	230,751
Gain on sale of assets	—	—	—	462
Income (loss) from operations	(50,226)	2,457	(66,098)	14,397
Other income and expense	(597)	13,621	(191)	13,836
Interest expense	(1,513)	(2,100)	(6,817)	(9,460)
Loss on debt extinguishment	—	(1,295)	(394)	(1,295)
Income (loss) before income taxes	(52,336)	12,683	(73,500)	17,478
Income tax provision	66	(222)	1,183	718
Net income (loss)	$(52,402)	$12,905	$(74,683)	$16,760

Basic net income (loss) per share	$(0.20)	$0.05	$(0.28)	$0.07
Diluted net income (loss) per share	$(0.20)	$0.04	$(0.28)	$0.06

Weighted average shares:
Basic	265,392	257,391	262,730	254,665
Diluted	265,392	307,076	262,730	260,027

Included in the above Statements of Operations:
Amortization of intangibles:
Cost of revenue	$47	$160	$280	$913
Sales and marketing	—	—	—	2,784
	47	160	280	3,697
Share-based compensation:
Cost of revenue	235	380	1,241	1,489
Research and development	335	576	1,864	2,559
Sales and marketing	540	879	2,907	3,506
General and administrative	467	1,093	2,904	4,029
	1,577	2,928	8,916	11,583
Outsourcing transition costs:
Cost of revenue	—	—	—	126
	—	—	—	126
Proxy contest and related costs:
General and administrative	—	—	—	972
	—	—	—	972
Crossroads patent litigation costs:
General and administrative	213	416	2,907	1,160
	213	416	2,907	1,160
Acquisition expenses:
General and administrative	—	—	—	4
	—	—	—	4
Symform expenses, net:
Gross margin	—	28	—	78
Research and development	—	136	—	377
Sales and marketing	—	143	—	338
	$—	$307	$—	$793

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QUANTUM CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Twelve Months Ended
	March 31, 2016	March 31, 2015
Cash flows from operating activities:
Net income (loss)	$(74,683)	$16,760
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	6,410	8,281
Amortization of intangible assets	280	3,697
Amortization and write off of debt issuance costs	1,062	1,896
Service parts lower of cost or market adjustment	5,972	3,698
Gain on sale of assets	—	(462)
Deferred income taxes	(85)	(160)
Share-based compensation	8,916	11,583
Goodwill impairment	55,613	—
Gain on sale of other investments	—	(13,574)
Changes in assets and liabilities, net of effect of acquisition:
Accounts receivable	18,200	(22,554)
Manufacturing inventories	6,325	(19,688)
Service parts inventories	(780)	(1,010)
Accounts payable	(8,180)	12,849
Accrued warranty	(789)	(1,897)
Deferred revenue	(11,085)	(2,721)
Accrued restructuring charges	(2,109)	(3,548)
Accrued compensation	(12,712)	11,318
Other assets and liabilities	(4,075)	1,566
Net cash provided by (used in) operating activities	(11,720)	6,034
Cash flows from investing activities:
Purchases of property and equipment	(3,482)	(3,241)
Proceeds from sale of assets	—	462
Change in restricted cash	(139)	(250)
Purchases of other investments	—	(22)
Return of principal from other investments	—	112
Payment for business acquisition, net of cash acquired	—	(517)
Proceeds from sale of other investments	—	15,097
Net cash provided by (used in) investing activities	(3,621)	11,641
Cash flows from financing activities:
Borrowings of long-term debt, net	68,920	—
Repayments of long-term debt	(3,211)	—
Repayments of convertible subordinated debt	(83,735)	(50,000)
Payment of taxes due upon vesting of restricted stock	(3,176)	(2,378)
Proceeds from issuance of common stock	2,478	3,737
Net cash used in financing activities	(18,724)	(48,641)
Effect of exchange rate changes on cash and cash equivalents	(13)	(211)
Net decrease in cash and cash equivalents	(34,078)	(31,177)
Cash and cash equivalents at beginning of period	67,948	99,125
Cash and cash equivalents at end of period	$33,870	$67,948

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QUANTUM CORPORATION
GAAP TO NON-GAAP RECONCILIATION
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31, 2016
	Gross Margin	Gross Margin Rate	Income (Loss) From Operations	Operating Margin	Net Income (Loss)	Per Share Net Income (Loss), Basic	Per Share Net Income (Loss), Diluted
GAAP	$54,773	45.6%	$(50,226)	(41.8)%	$(52,402)	$(0.20)	$(0.20)
Non-GAAP Reconciling Items:
Amortization of intangibles	47		47		47
Share-based compensation	235		1,577		1,577
Restructuring charges	—		1,466		1,466
Crossroads patent litigation costs	—		213		213
Goodwill impairment	—		55,613		55,613
Non-GAAP	$55,055	45.9%	$8,690	7.2%	$6,514	$0.02	$0.02

Computation of basic and diluted net income (loss) per share:						GAAP	Non-GAAP
Net income (loss)						$(52,402)	$6,514
Interest of dilutive convertible notes						—	902
Income (loss) for purposes of computing income (loss) per diluted share						$(52,402)	$7,416

Weighted average shares:
Basic						265,392	265,392
Dilutive shares from stock plans						—	540
Dilutive shares from convertible notes						—	42,502
Diluted						265,392	308,434

	Twelve Months Ended March 31, 2016
	Gross Margin	Gross Margin Rate	Income (Loss) From Operations	Operating Margin	Net Loss	Per Share Net Loss, Basic	Per Share Net Loss, Diluted
GAAP	$204,752	43.0%	$(66,098)	(13.9)%	$(74,683)	$(0.28)	$(0.28)
Non-GAAP Reconciling Items:
Amortization of intangibles	280		280		280
Share-based compensation	1,241		8,916		8,916
Restructuring charges	—		4,006		4,006
Crossroads patent litigation costs	—		2,907		2,907
Goodwill impairment	—		55,613		55,613
Loss on debt extinguishment	—		—		394
Non-GAAP	$206,273	43.3%	$5,624	1.2%	$(2,567)	$(0.01)	$(0.01)

Computation of basic and diluted net loss per share:						GAAP	Non-GAAP
Net loss						$(74,683)	$(2,567)

Weighted average shares:
Basic and diluted						262,730	262,730

The non-GAAP financial information set forth in this table is not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial information used by other companies.

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QUANTUM CORPORATION
GAAP TO NON-GAAP RECONCILIATION
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31, 2015
	Gross Margin	Gross Margin Rate	Income From Operations	Operating Margin	Net Income	Per Share Net Income, Basic	Per Share Net Income, Diluted
GAAP	$62,164	42.1%	$2,457	1.7%	$12,905	$0.05	$0.04
Non-GAAP Reconciling Items:
Amortization of intangibles	160		160		160
Share-based compensation	380		2,928		2,928
Restructuring benefits	—		(10)		(10)
Crossroads patent litigation costs	—		416		416
Symform expenses, net	28		307		307
Loss on debt extinguishment	—		—		1,295
Non-GAAP	$62,732	42.4%	$6,258	4.2%	$18,001	$0.07	$0.06

Computation of basic and diluted net income per share:						GAAP	Non-GAAP
Net income						$12,905	$18,001
Interest of dilutive convertible notes						902	1,968
Income for purposes of computing income per diluted share						$13,807	$19,969

Weighted average shares:
Basic						257,391	257,391
Dilutive shares from stock plans						7,183	7,183
Dilutive shares from convertible notes						42,502	65,675
Diluted						307,076	330,249

	Twelve Months Ended March 31, 2015
	Gross Margin	Gross Margin Rate	Income From Operations	Operating Margin	Net Income	Per Share Net Income, Basic	Per Share Net Income, Diluted
GAAP	$244,686	44.2%	$14,397	2.6%	$16,760	$0.07	$0.06
Non-GAAP Reconciling Items:
Amortization of intangibles	913		3,697		3,697
Share-based compensation	1,489		11,583		11,583
Restructuring charges	—		1,666		1,666
Outsourcing transition costs	126		126		126
Proxy contest and related costs	—		972		972
Crossroads patent litigation costs	—		1,160		1,160
Acquisition expenses	—		4		4
Symform expenses, net	78		793		793
Loss on debt extinguishment	—		—		1,295
Non-GAAP	$247,292	44.7%	$34,398	6.2%	$38,056	$0.15	$0.14

Computation of basic and diluted net income per share:						GAAP	Non-GAAP
Net income						$16,760	$38,056
Interest of dilutive convertible notes						—	3,610
Income for purposes of computing income per diluted share						$16,760	$41,666

Weighted average shares:
Basic						254,665	254,665
Dilutive shares from stock plans						5,362	5,362
Dilutive shares from convertible notes						—	42,502
Diluted						260,027	302,529

The non-GAAP financial information set forth in this table is not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial information used by other companies.

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QUANTUM CORPORATION
FISCAL 2016
SELECTED RESULTS
(In thousands)
(Unaudited)

Selected Results Excluding Mega Deals

	Twelve Months Ended
	March 31, 2016			March 31, 2015			Change	% Change
	As Reported	Mega Deals (1)	Excluding Mega Deals	As Reported	Mega Deals (1)	Excluding Mega Deals

Scale-out storage solutions:
Product revenue	$103,274	$(3,768)	$99,506	$85,887	$(10,653)	$75,234	$24,272	32%
Product and service revenue(2)	$126,457	$(3,768)	$122,689	$102,427	$(10,653)	$91,774	$30,915	34%

(1) Mega deals are defined as deals over $1.0 million. Management considers revenue excluding mega deals in its evaluation of the business for decision making.

(2) Management considers product and service revenue in its evaluation of the business for decision making and to compare against competitors. Total product and service revenue less total product revenue equals service revenue in our GAAP results.

Selected Results Excluding Goodwill Impairment Charges

	Three Months Ended				Six Months Ended	Six Months Ended
	March 31, 2016			December 31, 2015	March 31, 2016	September 30, 2015	Change
	As Reported	Goodwill Impairment	Excluding Goodwill Impairment	As Reported	Excluding Goodwill Impairment	As Reported

GAAP net income (loss)	$(52,402)	55,613	3,211	$(299)	$2,912	$(21,982)	$24,894
Non-GAAP net income (loss)	$6,514	—	6,514	$5,331	$11,845	$(14,412)	$26,257

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QUANTUM CORPORATION
FORECAST FIRST QUARTER AND FULL FISCAL 2017
GAAP TO NON-GAAP RECONCILIATION
(In millions, except per share amounts)
(Unaudited)

Forecast First Quarter Fiscal 2017
	Percentage Range
Forecast gross margin rate on a GAAP basis	42.7%	—	43.7%
Forecast share-based compensation	0.3%
Forecast gross margin rate on a non-GAAP basis	43.0%	—	44.0%

	Dollar Range
Forecast operating expense on a GAAP basis	$54.0	—	$55.0
Forecast share-based compensation	(2.0)
Forecast operating expense on a non-GAAP basis	$52.0	—	$53.0

	Dollars per Share
Forecast diluted earnings per share on a GAAP basis	$(0.02)	—	$(0.03)
Forecast share-based compensation	0.01
Forecast diluted earnings per share on a non-GAAP basis	$(0.01)	—	$(0.02)

Forecast Full Fiscal 2017
	Percentage Range
Forecast gross margin rate on a GAAP basis	42.8%	—	43.8%
Forecast share-based compensation	0.2%
Forecast gross margin rate on a non-GAAP basis	43.0%	—	44.0%

	Dollars
Forecast operating expense on a GAAP basis		$206.9
Forecast share-based compensation	(6.4)
Forecast Crossroads patent litigation costs	(0.5)
Forecast operating expense on a non-GAAP basis		$200.0

	Dollars per Share
Forecast diluted earnings per share on a GAAP basis		$0.01
Forecast share-based compensation	0.03
Forecast Crossroads patent litigation costs	0.00
Forecast diluted earnings per share on a non-GAAP basis		$0.04

Estimates based on current (May 10, 2016) projections.

The projected GAAP and non-GAAP financial information set forth in this table represent forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For risk factors that could impact these projections, see our Annual Report on Form 10-K as filed with the SEC on June 12, 2015. We disclaim any obligation to update information in any forward-looking statement.

The non-GAAP financial information set forth in this table is not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial information used by other companies.

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